UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                      8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 ----------------------------------------------

       Date of Report (Date of earliest event reported): January 6, 1998

                       MEDICAL INDUSTRIES OF AMERICA, INC.
             (Exact name of registrant as specified in its Charter)


 FLORIDA                             0-20356                     65-0158479
(State of other jurisdiction        (Commission file no.)       (IRS Employer ID
 of incorporation)                                               Number)

        1903 S. CONGRESS AVENUE, SUITE 400, BOYNTON BEACH, FLORIDA 33426
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-737-2227

Item 2. Acquisition and Disposition of Assets

   (a)  Description of Acquisitions

      On January 6, 1998, the Company through MIOA Acquisition Company I, Inc. (a wholly owned subsidiary of Medical Industries of America) entered into an Exchange agreement effective December 31, 1997, with Global Air Rescue, Inc. The Company received 100% of the outstanding stock of Global Air Rescue, Inc. for restricted common shares of the Company. The number of shares to be issued is based on the difference between the appraised value of owned aircraft and related liabilities divided by $1.50 per share. The total restricted common shares issued under this agreement is 2,174,285.

      On January 6, 1998, the Company through MIOA Acquisition Company I, Inc. entered into an Exchange Agreement, effective December 31, 1997, with Global Air Charter, Inc. The Company received 100% of the outstanding stock of Global Air Charter, Inc. for 1,432,000 shares of the Company's restricted common stock.

      The Company entered into employment agreements with two of the original shareholders providing them with an option to acquire up to 49% of the outstanding stock in MIOA Acquisition Company I, Inc. at 85% of the book value determined at the time an IPO is undertaken.

      On January 6, 1998, the Company through MIOA Acquisition Company II, Inc. ( a wholly owned subsidiary of Medical Industries of America) entered into an Exchange Agreement, effective December 31, 1997, to purchase a 51% interest in Clearwater Jet Center, Inc. in exchange for 3,000 shares of the MIOA's restricted common stock.

Item 7. Financial Statements, Pro forma Financial Information and
        Exhibits

      (a) Audited combined financial statements of Global Air Rescue, Inc. and Global Air Charter, Inc. as of December 31, 1997 and 1996 and the years then ended.

            December 31, 1997

            Report of:  Combined balance sheets
                        Combined statements of operations
                        Combined statements of changes in stockholder's deficit Combined statements of cash flows
                        Notes to financial statements

      (b) Pro forma financial information required pursuant to Article II of Regulation S-X:

            Pro forma Condensed Combined Balance Sheet as of December 31, 1997

            Proforma Condensed Statement of Income (loss) for the twelve months ended December 31, 1997.

                  The unaudited pro forma condensed balance sheet as of December
            31, 1997 and the unaudited pro forma condensed statement of income
            (loss) for the twelve months ended December 31, 1997 give effect to the acquisition, accounted for as a purchase, as if it had occurred on January 1, 1997. The pro forma information is based on historical financial statements of Global Air Charter, Inc., Global Air Rescue, Inc., Clearwater Jet Center, Inc. and Medical Industries of America, Inc. after giving effect to the proposed transaction using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The pro forma financial statements have been prepared on the basis of preliminary estimates.

                  The pro forma statements have been prepared by Medical
            Industries of America, Inc., based upon the financial statements of Global Air Rescue, Inc., Global Air Charter, Inc. and Clearwater Jet Center, Inc., which have been provided by Global Air Rescue, Inc., Global Air Charter, Inc. and Clearwater Jet Center, Inc. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes to the Global Air Rescue, Inc. and Global Air Charter, Inc. audited financial statements.

      (c)   Exhibits

               Exhibit Number               Description


                  2 Share Exchange Agreement between MIOA Acquisition Company I, Inc. and Global Air Rescue, Inc.*

                  2.1 Share Exchange Agreement between MIOA Acquisition Company I, Inc. and Global Air Charter, Inc.*

                  2.2 Share Exchange Agreement between MIOA Acquisition Company II, Inc. and Clearwater Jet Center, Inc.*

                  2.3   Employment agreement with Chris Doscher*

                  2.4   Employment agreement with Blaise Sciarra*

* Previously filed as an exhibit to the Company's Form 8K dated January 6, 1998.

Date:  4-21-98                      MEDICAL INDUSTRIES OF AMERICA, INC.

                                    By: /s/ ARTHUR KOBRIN
                                        Arthur Kobrin
                                        Chief Financial Officer

Medical Industries of America, Inc.
Pro Forma Condensed Combined Balance Sheet (Unaudited)
As of December 31, 1997

                                        MEDICAL
                                      INDUSTRIES     GLOBAL AIR     GLOBAL AIR     CLEARWATER     PRO FORMA          PRO FORMA
Assets                                OF AMERICA      RESCUE          CHARTER      JET CENTER    ADJUSTMENTS          COMBINED
                                      ----------    -----------     -----------     --------     -----------        ------------
Cash .............................    $  915,381    $       921     $    38,533     $  2,611     $      --          $    957,446
Accounts Receivable ..............       937,481         55,445         590,610         --          (121,382)(b)       1,462,154
Current portion of notes
  and mortgages receivables ......       611,677           --              --           --              --               611,677
Inventories ......................        53,071           --              --           --              --                53,071

Prepaid expenses and other
  current assets .................       355,553           --            49,912         --              --               405,465
                                      ----------    -----------     -----------     --------     -----------        ------------
    Total current assets .........     2,873,163         56,366         679,055        2,611        (121,382)          3,489,813

Property and equipment, net ......       803,539      3,597,269          85,766       22,647       4,777,804(a)        9,287,025

Notes and mortgages
  receivables, less
  current maturity ...............     1,820,377           --              --           --              --             1,820,377
Goodwill .........................     2,482,826           --              --          3,000       1,290,371(a)        3,776,197
Investment in equity
securities .......................     1,412,813           --              --           --              --             1,412,813
Other assets .....................       139,360         33,014          96,340          800            --               269,514

License ..........................          --             --              --           --         1,000,000(a)        1,000,000
                                      ----------    -----------     -----------     --------     -----------        ------------
    Total assets .................    $9,532,078    $ 3,686,649     $   861,161     $ 29,058     $ 6,946,793        $ 21,055,739
                                      ==========    ===========     ===========     ========     ===========        ============
    Liabilities and
     Shareholders' Equity

Accounts payable .................    $  200,111    $      --       $   669,338     $   --       $     4,324(a)     $    818,328
                                                                                                                         (55,445)(b)
Accrued liabilities ..............     1,062,264         22,387          61,189          354            --             1,146,194
Current portion of notes
  payable & long-term debt .......       957,416      1,496,803            --           --              --             2,454,219
Current portion of capital
  lease obligations ..............        54,265           --             3,786         --              --                58,051

Inter-company payable ............          --           18,700            --         47,237         (65,937)(b)            -0-
                                      ----------    -----------     -----------     --------     -----------        ------------
    Total current liabilities ....     2,274,056      1,537,890         734,313       47,591        (117,058)          4,476,792
                                      ----------    -----------     -----------     --------     -----------        ------------
Notes payable & long-term
  debt, net of current
  portion ........................       654,708      3,525,902            --           --              --             4,180,610
Convertible subordinated
  debentures .....................       400,000           --              --           --              --               400,000
Capital lease obligations,
  net of current portion .........        12,781           --              --           --              --                12,781
Payable to officers ..............          --           75,000         306,096         --              --               381,096
                                      ----------    -----------     -----------     --------     -----------        ------------
      Total long term
        liabilities ..............     1,067,489      3,600,902         306,096         --              --             4,974,487
                                      ----------    -----------     -----------     --------     -----------        ------------
      Total liabilities ..........     3,341,545      5,138,792       1,040,409       47,591        (117,058)          9,451,279
                                      ----------    -----------     -----------     --------     -----------        ------------
      Shareholders' equity .......     6,190,533     (1,452,143)       (179,248)     (18,533)      7,063,851(a)       11,604,460
                                      ----------    -----------     -----------     --------     -----------        ------------
      Total liabilities and
        Shareholders' equity .....    $9,532,078    $ 3,686,649     $   861,161     $ 29,058     $ 6,946,793        $ 21,055,739
                                      ==========    ===========     ===========     ========     ===========        ============

Medical Industries of America, Inc.
Pro Forma Condensed Combined Statement of Income (Loss) (Unaudited) For the year ended December 31, 1997

                                            MEDICAL
                                           INDUSTRIES       GLOBAL AIR     GLOBAL AIR   CLEARWATER    PRO-FORMA         PRO FORMA
                                           OF AMERICA         RESCUE         CHARTER    JET CENTER   ADJUSTMENTS         COMBINED
                                           -----------     -----------     ----------    --------     ---------        ------------
Revenue
   Revenue ............................    $ 4,529,461     $   920,065     $6,041,419    $  9,159     $(919,000)(b)    $ 10,581,104
   Interest income ....................        182,757            --             --          --            --               182,757
                                           -----------     -----------     ----------    --------     ---------        ------------
       Total revenue ..................      4,712,218         920,065      6,041,419       9,159      (919,000)(b)      10,763,861
                                           -----------     -----------     ----------    --------     ---------        ------------
Expenses
   Cost of revenue ....................      2,924,840            --        5,003,157      20,637      (919,000)(b)       7,029,634
   General and administrative
      expenses ........................      2,054,034          19,545        817,489      15,954          --             2,907,022
   Depreciation and
      amortization ....................        338,306         803,426         44,621        --         400,000(c)        1,586,353
   Interest expense ...................        147,732         519,517         20,766        --            --               688,015
   Other ..............................        400,000            --             --          --            --               400,000
                                           -----------     -----------     ----------    --------     ---------        ------------
       Total expenses .................      5,864,912       1,342,488      5,886,033      36,591      (519,000)         12,611,024
                                           -----------     -----------     ----------    --------     ---------        ------------
Net (loss) Income .....................    $(1,152,694)    $  (422,423)    $  155,386    $(27,432)    $(400,000)       $ (1,847,163)
                                           ===========     ===========     ==========    ========     =========        ============
(Loss) income per share ...............    $     (0.21)    $     (0.19)    $     0.11    $  (9.14)    $    --          $      (0.20)
                                           ===========     ===========     ==========    ========     =========        ============
Weighted average common shares
   outstanding ........................      5,476,495       2,174,285      1,432,000       3,000          --             9,085,780
                                           ===========     ===========     ==========    ========     =========        ============

Medical Industries of America, Inc.
Notes to Pro Forma Condensed Combined Financial Statements (Unaudited)

(a) The following pro forma adjustments are made to reflect estimated fair value adjustments at December 31, 1997 between Medical Industries and Global Air Rescue, Inc., Global Air Charter, Inc. and Clearwater Jet Center, Inc.

                     Fair value adjustments
                     Goodwill .............    $ 1,290,371
                     License ..............      1,000,000
                     Aircraft .............      4,777,804
                     Accounts payable .....         (4,324)
                                               -----------
                                               $ 7,063,851
                                               ===========

(b) The following pro forma adjustments reflect Intercompany adjustments between Clearwater Jet Center, Inc. and Global Air Rescue, Inc. and Global Air Charter, Inc.

                       Accounts receivable ..    $121,382
                                                 --------
                       Accounts payable .....    $ 55,445
                                                 --------
                       Intercompany payable .    $ 65,937
                                                 --------
                       Revenue ..............    $919,000
                                                 --------
                       Cost  of Revenue .....    $919,000
                                                 --------

(c) The following pro forma adjustment is made to reflect additional depreciation on the aircraft based on its fair market value.

                          INDEPENDENT AUDITORS' REPORT

To the Boards of Directors
    Global Air Rescue, Inc. and Global Air Charter, Inc.
    Clearwater, Florida

        We have audited the accompanying combined balance sheets of Global Air Rescue, Inc. (a Delaware corporation) and Global Air Charter, Inc., (a Florida corporation) as of December 31, 1997 and 1996, and the related combined statements of operations, operating expenses, changes in stockholders' deficit, and cash flows for the years then ended, in accordance with standards established by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Global Air Rescue, Inc. and Global Air Charter, Inc. as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


Moore, Oklahoma              MURRELL, HALL, MCINTOSH & CO., PLLP
March 12, 1998

GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
Combined Balance Sheets
December 31, 1997 and 1996

ASSETS

                                                        1997             1996
                                                 -----------      -----------
Current Assets
    Cash ...................................     $    39,454      $    31,995
    Accounts Receivable (net of
       allowance for uncollectible
       accounts in 1997 of $32,480
       and 1996 of $3,200) .................         569,056          448,836
    Receivable from Employees ..............           2,854           19,864
    Current Note Receivable ................            --             25,100
    Prepaid Expenses .......................          49,912           55,012
                                                 -----------      -----------
Total Current Assets .......................     $   661,276      $   580,807
                                                 -----------      -----------
Property and Equipment, at Cost
    Aircraft ...............................     $ 5,967,463      $ 5,419,307
    Furniture and Fixtures .................           8,207            6,455
    Office Equipment .......................          92,981           65,952
    Avionics ...............................         117,429           48,175
    Medical Equipment ......................         112,335           99,412
    Leasehold Improvements .................          12,657           12,657
    Ground Support Equipment ...............           4,875            4,308
                                                 -----------      -----------
                                                 $ 6,315,947      $ 5,656,266
    Less Accumulated Depreciation ..........      (2,632,912)      (1,788,165)
                                                 -----------      -----------
Net Property and Equipment .................     $ 3,683,035      $ 3,868,101
                                                 -----------      -----------
Other Assets
    Intangible Assets, Net of Accumulated
       Amortization of $3,425 in 1997
         and $125 in 1996 ..................     $    30,015      $       315
    European Start-Up Costs ................          78,981             --
    Deposits ...............................          20,358           17,858
                                                 -----------      -----------
Total Other Assets .........................     $   129,354      $    18,173
                                                 -----------      -----------
Total Assets ...............................     $ 4,473,665      $ 4,467,081
                                                 -----------      -----------

                 See Accompanying Notes to Financial Statements

LIABILITIES AND STOCKHOLDER'S DEFICIT

                                                       1997             1996
                                                   -----------      -----------
Current Liabilities
        Accounts Payable .....................     $   613,892          451,408
        Accrued Salaries .....................          38,418           37,736
        Employment and Sales Taxes Payable ...          45,158           17,940
        Current Portion of Long-Term Debt ....       1,500,589          573,865
                                                   -----------      -----------
Total Current Liabilities ....................     $ 2,198,057      $ 1,080,949
                                                   -----------      -----------
Long-Term Liabilities
        Long-Term Debt, Net of Current Portion     $ 3,525,902      $ 3,912,436
        Payable to Officers ..................         381,096           97,000
                                                   -----------      -----------
Total Long-Term Liabilities ..................     $ 3,906,998      $ 4,009,436
                                                   -----------      -----------
Total Liabilities ............................     $ 6,105,055      $ 5,090,385
                                                   -----------      -----------
Commitments and Contingent Liabilities .......            --               --

Stockholder's Deficit
        Common Stock .........................     $       750      $       750
        Capital Paid in Excess of Par Value ..           2,000            2,000
        Retained Deficit .....................      (1,634,140)        (626,054)
                                                   -----------      -----------
Total Stockholder's Deficit ..................     $(1,631,390)     $  (623,304)
                                                   -----------      -----------
Total Liabilities and Stockholder's Deficit ..     $ 4,473,665      $ 4,467,081
                                                   ===========      ===========

                 See Accompanying Notes to Financial Statements

GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
Combined Statements of Operations
For the Years Ended December 31, 1997 and 1996

                                                      1997             1996
                                                   -----------      -----------
Revenue
           Charter Fees ......................     $ 5,786,449      $ 4,763,387
           Medical and Other Fees ............         246,713          208,400
           Discounts .........................         (41,655)         (15,530)
                                                   -----------      -----------
Total Revenue, Net of Discounts ..............     $ 5,991,507      $ 4,956,257
                                                   -----------      -----------
Other Income
           Interest/Dividends ................     $       896      $      --
           Miscellaneous .....................          50,081            6,059
                                                   -----------      -----------
Total Other Income ...........................     $    50,977      $     6,059
                                                   -----------      -----------
Total Revenue and Other Income ...............     $ 6,042,484      $ 4,962,316
                                                   -----------      -----------
Direct Costs
           Fuel ..............................     $ 1,287,996      $ 1,286,986
           Aircraft and Engine Maintenance ...         943,789          651,332
           Crew Salaries .....................         711,943          578,686
           Crew Travel Expenses ..............         201,759          139,935
           Maintenance Salaries ..............         153,148           98,344
           Employee Benefits .................          96,763           84,119
           Insurance .........................          76,797           57,312
           Continuing Education ..............          15,796           26,508
           Rent-Hangar .......................          45,548           50,762
           Charts and Approach Plate-Update ..          17,855           25,840
           Aircraft Rental ...................          62,050           10,055
           Aircraft and Medical Supplies .....          35,024           25,406
           International Charges .............         310,234          241,849
           Other Costs .......................         125,455           83,211
                                                   -----------      -----------
Total Direct Costs ...........................     $ 4,084,157      $ 3,360,345
                                                   -----------      -----------
Gross Profit .................................     $ 1,958,327      $ 1,601,971
Operating Expenses ...........................       2,225,364        2,020,330
                                                   -----------      -----------
Net Loss .....................................     $  (267,037)     $  (418,359)
                                                   ===========      ===========

                 See Accompanying Notes to Financial Statements

GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
Combined Statements of Operating Expenses
For the Years Ended December 31, 1997 and 1996

                                                           1997          1996
                                                        ----------    ----------
Operating Expenses
           Salaries - Administration ...............    $  315,683    $  222,696
           Employee Benefits .......................        35,734        49,923
           Uniforms ................................         6,525         9,749
           Accounting and Consulting ...............        33,724         2,366
           Legal Expenses ..........................         9,841        14,570
           Travel, Meals, and Entertainment ........        49,772        41,577
           Taxes, Licenses and Fees ................        58,574        47,739
           Repairs and Maintenance .................        10,303        16,496
           Office Expense ..........................        33,684        29,175
           Postage and Express Charges .............        14,945         9,606
           Bank and Credit Card Fees ...............        10,138         9,180
           Bad Debt Expense ........................        49,356        24,268
           Dues, Memberships and Subscriptions .....         8,205        10,451
           Miscellaneous ...........................        13,315        10,131
           Rent - Office ...........................        30,000        30,000
           Utilities ...............................         9,288         7,019
           Insurance ...............................        12,856         3,698
           Telephone, Pagers, Answering Service ....        87,275        72,749
           Commissions .............................        24,154        15,658
           European Start-up Costs .................        23,662       118,308
           Interest Expense ........................       540,283       486,149
           Depreciation Expense ....................       844,747       788,822
           Amortization Expense ....................         3,300          --
                                                        ----------    ----------
Total Operating Expenses ...........................    $2,225,364    $2,020,330
                                                        ==========    ==========

                 See Accompanying Notes to Financial Statements

GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
Combined Statements of Changes in Stockholder's Deficit
For the Years Ended December 31, 1997 and 1996

                                                      Capital
                                                      Paid In
                                          Common     Excess of        Retained
                                          Stock      Par Value         Deficit
                                          ----        ------        ------------
Balance, December 31, 1995 .......        $750        $2,000        $  (164,695)
Net Loss .........................         --           --             (418,359)
Distributions ....................         --           --              (43,000)
                                          ----        ------        -----------
Balance, December 31, 1996 .......        $750        $2,000        $  (626,054)
Net Loss .........................         --           --             (267,037)
Distributions ....................         --           --             (741,049)
                                          ----        ------        -----------
Balance, December 31, 1997 .......        $750        $2,000        $(1,634,140)
                                          ====        ======        ===========

                 See Accompanying Notes to Financial Statements

GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
Combined Statements of Cash Flows
For the Years Ended December 31, 1997 and 1996

                                                            1997         1996
                                                         ---------    ---------

Cash Flows From Operating Activities
           Net Loss ..................................   $(267,037)   $(418,359)
           Noncash Items Included in Net Loss
                     Depreciation and Amortization ...     848,047      788,822
                     Bad Debt Provision ..............      49,356       24,268
           Net (Increase) Decrease in:
                     Receivables .....................    (152,567)     (25,230)
                     Prepaid Expenses ................       5,100          202
           Net Increase (Decrease) in:
                     Accounts Payable ................     162,484       77,628
                     Accrued Liabilities .............      27,900      (14,068)
                                                         ---------    ---------
Net Cash Provided by Operating Activities ............   $ 673,283    $ 433,263
                                                         ---------    ---------
Cash Flows From Investing Activities
           Purchase of Property and Equipment ........   $(408,941)   $(326,131)
           Proceeds of Sale of Property and
             Equipment ...............................        --        108,000
           (Increase) Decrease in Notes Receivable ...      25,100      (12,968)
           (Increase) in Other Assets ................    (114,481)      (3,325)
                                                         ---------    ---------
Net Cash Used by Investing Activities ................   $(498,322)   $(234,424)
                                                         ---------    ---------
Cash Flows From Financing Activities
           Proceeds from Long-Term Debt ..............   $ 973,900    $ 277,500
           Payments on Long-Term Debt ................    (708,035)    (435,832)
           Distributions to Officers .................    (433,367)     (43,000)
                                                         ---------    ---------
Net Cash Used by Financing Activities ................   $(167,502)   $(201,332)
                                                         ---------    ---------
Net Increase (Decrease) in Cash ......................   $   7,459    $  (2,493)

Cash at Beginning of Year ............................      31,995       34,488
                                                         ---------    ---------
Cash at End of Year ..................................   $  39,454    $  31,995
                                                         =========    =========

Supplemental Disclosure of Cash Flow Information

           Cash Paid For Interest ....................   $ 522,416    $ 486,149
                                                         =========    =========
Supplemental Schedule of Noncash Investing
           and Financing Activities

           Total Increase in Property and Equipment ..   $ 659,680    $ 766,131
           Cash Paid for Property and Equipment ......    (408,941)    (326,131)
                                                         =========    =========
           Property and Equipment Acquired through
             Debt ....................................   $ 250,739    $ 440,000
                                                         =========    =========
           Total Proceeds from Sale of Property
             and Equipment ...........................   $    --      $ 108,000
                                                         =========    =========

                 See Accompanying Notes to Financial Statements

             GLOBAL AIR RESCUE, INC. AND GLOBAL AIR CHARTER, INC.
                     Notes to Combined Financial Statements
                           December 31, 1997 and 1996

NOTE 1 -- BUSINESS ENTITY AND NATURE OF OPERATIONS

     Global Air Charter, Inc. was incorporated in the state of Florida in 1992. Global Air Rescue, Inc. was incorporated in the state of Delaware in 1993. The companies are related by common ownership. Global Air Rescue, Inc. owns aircraft which it leases to Global Air Charter, Inc. Global Air Charter operates an air ambulance/charter service headquartered in Clearwater, Florida.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF COMBINATION -- The financial statements include the accounts of both Global Air Rescue, Inc. and Global Air Charter, Inc. after elimination of lease transactions between the two companies. (See Note 3)

     CASH EQUIVALENTS -- For purposes of reporting cash flows, cash and cash equivalents include money market accounts and investment instruments purchased with a maturity of 90 days or less. There are no cash equivalents at December 31, 1997 and 1996.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     PROPERTY AND EQUIPMENT -- Property and equipment are carried at cost. Depreciation is calculated using an accelerated method over their estimated useful lives ranging from 5 to 7 years. Depreciation expense for December 31, 1997 and 1996 was $844,747 and $788,822 respectively.

     AMORTIZATION -- Amortization of loan fees is calculated using the straight-line method over the life of the loan, ten years.

     INCOME TAXES -- The Companies have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code through 1997. Under those provisions, the Companies do not pay Federal corporate income taxes on their taxable income. Instead, the former stockholders are liable for individual Federal income taxes on their respective share of the Companies' income or loss. (See Note 9)

     COMPENSATED ABSENCES -- The Companies have no formal compensated absence policy; therefore no liability for absences has been accrued.

NOTE 3 -- LEASES

     OPERATING LEASES - The companies lease office and hangar space under a short-term lease with monthly payments of $4,610 through June 30, 1997 and $4,350 thereafter.

     Minimum future lease payments on this lease at December 31, 1997, are as follows:

                      1998             26,100
                                    =========

     CAPITALIZED LEASES - The companies have acquired equipment under the provisions of long-term leases. For financial reporting purposes, minimum lease payments relating to the equipment have been capitalized. The leases are included with long-term debt. The leased property under capital leases as of December 31, 1997 and 1996 has a cost of $19,708, accumulated amortization of $16,302 and $14,032, respectively and a net book value of $3,406 and $5,676, respectively. Amortization of the leased property is included in depreciation expense.

     The future minimum lease payments under the capital leases and the net present value of the future minimum lease payments at December 31, 1997 are as follows:

           Total minimum lease payments .................     $4,041
           Less amount representing interest ............        255
                                                              ------
           Present value of net minimum lease payments ..     $3,786

           Current maturities of capital leases .........      3,786
                                                              ------
           Long-term capital leases less current maturity     $ --
                                                              ======

     INTERCOMPANY LEASES - Global Air Charter, Inc. leases aircraft from Global Air Rescue, Inc. on a month to month basis. The lease can be canceled, without recourse, by either party by written 30 day notice. Lease expense on this lease and the corresponding lease income was $919,000 and $732,110 for the years ended December 31, 1997 and 1996.

NOTE 4 -- PAYABLE TO OFFICERS

     These amounts are payable on demand.

NOTE 5 -- LONG-TERM DEBT

   Long-term debt as of December 31, 1997 and 1996, consists of the following:

                                                               1997             1996
                                                            -----------      -----------
A capitalized lease, payable in monthly installments of
$449, interest at approximately 20%, collateralized by
equipment, maturing August, 1998 ......................     $     3,786      $     7,988

A capitalized lease, payable in monthly installments
$193, interest at approximately 15.9%, collateralized
by equipment, maturing April, 1997 ....................            --              1,145

Note payable to a bank, payable in monthly installments
of $23,300, interest at approximately 9%,
collateralized by aircraft, maturing December, 1998 ...       1,196,577        1,356,774

Note payable to a bank, payable in monthly installments
of $47,969, interest at approximately 11%,
collateralized by aircraft, maturing March, 1998 ......            --          2,433,028

Note payable to a bank, payable in monthly installments
of $7,256, interest at approximately 9.75%,
collateralized by aircraft, maturing April, 2003 ......         362,477          410,366

Note payable to a bank, payable in monthly installments
of $2,770, interest at approximately 11%,
collateralized by aircraft, maturing January, 1999 ....         246,822          277,000

Note payable to a financing company, payable in monthly
installments of $43,166, interest at approximately
9.75%, collateralized by aircraft, maturing July, 2007        3,216,829             --
                                                            -----------      -----------
                                                            $ 5,026,491      $ 4,486,301
    Less Current Portion ..............................      (1,500,589)        (573,865)
                                                            -----------      -----------
 Net Long-Term Portion ................................     $ 3,525,902      $ 3,912,436
                                                            ===========      ===========

   Maturities of long-term debt at December 31, 1997 are as follows:

          YEAR ENDED
         DECEMBER 31,
         ------------
             1998                $ 1,500,589
             1999                    509,895
             2000                    325,429
             2001                    358,615
             2002                    395,185
          Thereafter               1,936,778
                                 -----------
                                 $ 5,026,491
                                 ===========

NOTE 6 -- NOTE RECEIVABLE

     Note receivable at December 31, 1996 included $25,100 due from related parties.

NOTE 7 -- RECEIVABLE FROM EMPLOYEES

     Receivables from employees includes $16,642 due from officers at December 31, 1996.

NOTE 8 -- RELATED PARTY TRANSACTIONS

     Accounts receivable at December 31, 1997 and 1996 includes $ 55,813 and $22,607, respectively, due from two companies related to Global Air Rescue, Inc. and Global Air Charter, Inc. by common ownership. Revenue billed to these companies in 1997 and 1996 was $361,699 and $114,954.

NOTE 9 -- CHANGE OF OWNERSHIP

     Effective December 31, 1997, the companies were acquired by another corporation through a stock exchange between the former stockholders and the acquiring corporation.

NOTE 10 -- COMMON STOCK

     Global Air Charter, Inc. has authorized, issued and outstanding 7,500 shares of $.10 par value common stock.

     Global Air Rescue, Inc. has authorized 1,500 shares of no par value common stock. No shares have been issued.